UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2007
                                                        (November 19, 2007)

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      814-00063                 13-2949462
          --------                      ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              No. 859, Pan Xu Road
                     Suzhou, Jiangsu Province, China, 215000
                           --------------------------
                    (Address of principal executive offices)

                               (86) 512 6855 0568
                      -------------------------------------
              (Registrant's telephone number, including area code)


       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in its quarterly report on Form 10-QSB filed on November 19, 2007, The registrant entered into an agreement on November 19, 2007 (the "Agreement") with RimAsia Capital Partners, L.P. ("RimAsia") as a follow-up to letters of intent signed on July 14, 2007 and August 2, 2007, under which the principal amount of the $11.5 million Loan owed to RimAsia in connection with the acquisition of Shenyang Enshi Pharmaceutical Limited Company plus unpaid interest of $1,008,534 (total of $12,508,534)will be converted in full into 6,185,607 shares of senior redeemable convertible preferred shares of the Company ("Preferred Shares") at a conversion price of $2.0222 per Preferred Share. Each Preferred Share may be converted into two shares of common stock. Additionally, the exercise price of US$1.375 for the 12 million existing warrants exercisable into the Company's common stock previously issued to and currently held by RimAsia in connection with the extension of the Loan financing ("Existing Warrants") will be lowered to $1.26 per share and the term of the Existing Warrants extended to 4.5 years from the closing date. This is conditioned on the registrant signing a letter of intent for acquisition of a new company (or for the injection of the remaining 49% equity stake of Suzhou Erye Pharmaceutical Limited Company not already owned by the registrant) before January 15, 2008, having such acquisition closed before June 30, 2008. In connection therewith, the parties also entered into a registration rights agreement and certain other agreements, and the registrant issued additional common stock purchase warrant and a modified common stock purchase warrant.

Copies of the registration rights agreement, additional common stock purchase warrant, modified common stock purchase warrant and conditional loan conversion agreement are attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibits 4.1 4.2, 4.3 and 10.1, respectively.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit 4.1 Registration Rights Agreement dated November 19, 2007 by and between the registrant and RimAsia Capital Partners, L.P.

Exhibit 4.2  Additional Common Stock Purchase Warrant dated November 19, 2007

Exhibit 4.3  Modified Common Stock Purchase Warrant dated November 19, 2007

Exhibit 10.1 Conditional Loan Conversion Agreement dated November 19, 2007 by and between the registrant and RimAsia Capital Partners, L.P.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                         By: /s/ Chris Peng Mao
                                            ------------------------------------
                                            Name:  Chris Peng Mao
                                            Title: Chief Executive Officer

Dated:  November 26, 2007







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